Exhibit 5

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Lindsay Arthur

Date of last notice	21 April 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a comp any, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Arthur’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.

Date of change	17 May 2005

No. of securities held prior to change	15,663 held personally (direct interest)*;
2,000 held by Arthur Beneficiary Pty Ltd, a company owned and controlled by Mr Arthur (indirect interest)*
17,037 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	718

Number disposed	—

+ See chapter 19 for defined terms.

Value/Consideration	$8,479.58
Note: If consideration is non-cash, provide details and estimated valuation

No. of securities held after change	Held personally: 15,663*
Held by Arthur Beneficiary Pty Ltd: 2,000*
Held under ESAP: 17,755

*unchanged

Nature of change	On market purchase by trustee under ESAP.
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change	—
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired	—

Interest disposed	—

Value/Consideration	—
Note: If consideration is non-cash, provide details and an estimated valuation

Interest after change	—

+ See chapter 19 for defined terms.

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	Marshall McAllister Criser

Date of last notice	21 April 2004

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Not applicable

Nature of indirect interest	Not applicable
(including registered holder)
Note: Provide details of the circumstances giving rise to the relevant interest.

Date of change	Not applicable

No. of securities held prior to change	2,000 held personally (direct interest)*
32,000 held under Marshall M and Paula P Criser Living Trust*

*unchanged

Class	Ordinary

Number acquired	Not applicable

Number disposed	Not applicable

+ See chapter 19 for defined terms.

Value/Consideration	Not applicable
Note: If consideration is non-cash, provide details and estimated valuation

No. of securities held after change	2,000 held personally (direct interest)*
32,000 held under Marshall M and Paula P Criser Living Trust*

*unchanged

Nature of change	Appendix 3Y filed on 21 April 2005 was sent in error. No change in Mr Criser’s holding has taken place since notice filed on 4 December 2003.
Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	n/a

Nature of interest	—

Name of registered holder	—
(if issued securities)

Date of change	—

No. and class of securities to which interest related prior to change	—
Note: Details are only required for a contract in relation to which the interest has changed

Interest acquired

Interest disposed

Value/Consideration	—
Note: If consideration is non-cash, provide details and an estimated valuation

Interest after change	—

+ See chapter 19 for defined terms.

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available.  Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Weir Ingram

Date of last notice	21 April 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Ingram’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.

Date of change	17 May 2005

No. of securities held prior to change	15,000 held personally (direct interest)* 2,175 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	169

Number disposed	—

Value/Consideration Note: If consideration is non-cash, provide details and estimated valuation	$2,007.27

+ See chapter 19 for defined terms.

No. of securities held after change	Held personally: 15,000*
Held under ESAP: 2,344

*unchanged

Nature of change Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back	On market trade

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—

Interest acquired

Interest disposed

Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—

Interest after change	—

+ See chapter 19 for defined terms.

Appendix 3Y

Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Powell Morschel

Date of last notice	21 April 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect

Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Morschel’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.

Date of change	17 May 2005

No. of securities held prior to change	39,640 held personally (direct interest)* 19,847 held under ESAP (indirect interest)

*unchanged

Class	Ordinary

Number acquired	633

Number disposed	—

Value/Consideration Note: If consideration is non-cash, provide details and estimated valuation	$7,475.73

+ See chapter 19 for defined terms.

No. of securities held after change	Held personally: 39,640* Held under ESAP: 20,480

*unchanged

Nature of change Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back	On market purchase by trustee under ESAP

Part 2 – Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a

Nature of interest	—

Name of registered holder (if issued securities)	—

Date of change	—

No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—

Interest acquired

Interest disposed

Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—

Interest after change	—

+ See chapter 19 for defined terms.